EXHIBIT 10.34
[GREYROCK  LOGO]
                           AMENDMENT TO LOAN DOCUMENTS

BORROWERS:          SEER  TECHNOLOGIES,  INC.  AND  LEVEL  8  SYSTEMS,  INC.

ADDRESS:            8000  REGENCY  PARKWAY
                    CARY,  NORTH  CAROLINA  27511

DATE:               SEPTEMBER  24,  1999

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, a Division of Banc of America Commercial Finance Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrower named above ("Borrower").
     The Parties agree to amend the Loan and Security Agreement between them, dated March 31, 1999 (as amended from time to time, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1.     TERM.

(a) Sections 6.1 and 6.2 of the Loan Agreement are hereby deleted and replaced with the following: "See Section 4 of the Schedule".

(b)     Section  1(c)(1)  of  the  Schedule,  which  currently reads as follows:
"(1) The Replacement Term Loan shall be due and payable, in full, on the earlier of (A) SEPTEMBER 1, 2000, or (B) any termination of this Agreement", is hereby amended in its entirety to read as follows:
"(1) The Replacement Term Loan shall be due and payable, in full, on the earlier of (A) MARCH 1, 2001, or (B) any termination of this Agreement".

(c) In Section 1 of the Schedule, the subsection entitled "Letter of Credit Sublimit" is hereby amended in its entirety to read as follows:

"LETTER OF CREDIT SUBLIMIT Greyrock, in its reasonable business discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in accordance with a Letter of Credit Agreement of even date, in an aggregate amount at any one time outstanding not to exceed $500,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available


                            EXHIBIT 10.34 -, PAGE 1
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to  it Receivable Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued, and provided that no further LCs will be issued after the Receivable Loan Maturity Date (defined below). Each Letter of Credit shall have an expiry date no later than the Receivable Loan Maturity Date, provided that a Letter of Credit may have an expiry date later than the Receivable Loan Maturity Date if and only if Borrower's reimbursement obligation with respect to such Letter of Credit is secured by cash on terms acceptable to Greyrock in its sole discretion. Fees for the Letters of Credit shall be as provided in said Letter of Credit Agreement.
     The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding."

(d) Section 4 of the Schedule is hereby amended in its entirety to read as follows:


"4.  MATURITY  DATE
       (Section  6.1):

(a)  Term  of  Receivable  Loan Facility.  The period
     -----------------------------------
during which Receivable Loans will be made (the 'Receivable Loan Period') shall be from the date of this Agreement to SEPTEMBER 1, 2000 (the 'Receivable Loan Maturity Date'), unless sooner terminated in accordance with the terms of this Agreement, provided that the Receivable Loan Maturity Date shall automatically be extended for successive addi-tional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Receivable Loan Maturity Date, that such party elects to terminate the Receivable Loan Period effective on the next Receivable Loan Maturity Date. On the Receivable Loan Maturity Date or on any earlier termination of this Agreement, no further Receivable Loans will be made, and Borrower shall pay in full all outstanding Receivable Loans.


(b)  Early  Termination  of  Receivable Loan Facility at Borrower's Option.  The
     ---------------------------------------------------------------------
Receivable Loan Period may be termi-nated prior to the Receivable Loan Maturity Date by Borrower, effective three business days after written notice of termination is given by Borrower to Greyrock.

(c)  Term  of  Agreement.  The  term of this Agreement shall be from the date of
     -------------------
this  Agreement  to  the  later  of the following (the 'Maturity Date'): (i) the


                            EXHIBIT 10.34 -, PAGE 2
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termination of the Receivable Loan Period, or (ii) the date the last installment of principal on the Replacement Term Loan is due. On the Maturity Date or on any earlier termination of this Agreement, Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of Greyrock's security interests and all of Greyrock's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations.
(d)  Early  Termination of Agreement.  This Agreement may be terminated prior to
     -------------------------------
the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Greyrock; or (ii) by Greyrock at any time after the occurrence of an Event of Default, without notice, effective immediately.
(e)  Payment  of  Obligations.  Notwithstanding anything herein to the contrary,
     ------------------------
Borrower shall have no right to terminate this Agreement at any time that any principal of, or interest on any of the Loans or any other mone-tary Obligations are outstanding, except upon prepayment of all Obligations and the satisfaction of all other conditions set forth in the Loan Documents."
     2. REPRESENTATIONS TRUE. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.
3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.
          BORROWER:                            BORROWER:
SEER  TECHNOLOGIES,  INC.                LEVEL  8  SYSTEMS,  INC.



By  /s/  Steven  Dmiszewicki         By  /s/  Steven  Dmiszewicki
   -------------------------           -------------------------
  President  or  Vice  President       President  or  Vice  President

By  /s/  Dennis  McKinnie             By  /s/  Dennis  McKinnie
   ----------------------               ----------------------
  Secretary  or  Ass't  Secretary       Secretary  or  Ass't  Secretary


                            EXHIBIT 10.34 -, PAGE 3
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GREYROCK:
GREYROCK  CAPITAL,
A  DIVISION  OF  BANC  OF  AMERICA  COMMERCIAL  FINANCE  CORPORATION


By  /s/Lisa  Nagano
   ----------------
Title  Sr.  Vice  President
       --------------------



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